Exhibit 99.1

EXECUTION VERSION

FORBEARANCE AGREEMENT

FORBEARANCE AGREEMENT, dated as of April 30, 2013 (this “Agreement”), in respect of the CREDIT AGREEMENT, dated as of April 15, 2011 (as amended on September 14, 2012, and as in effect on the date immediately prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement), among UNITEK GLOBAL SERVICES, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), FBR CAPITAL MARKETS LT, INC., as documentation agent, syndication agent and administrative agent (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Agent executed and delivered the Credit Agreement, pursuant to which, among other things, the Lenders have extended credit to the Borrower in the form of Term Loans (the “Credit”);

WHEREAS, as described on Schedule I attached hereto, certain Events of Default have occurred and are continuing due to the Borrower’s failure to comply with Sections 5.1(a), 5.2(a), 5.2(b), 5.2(c), 5.2(d), 7(b) and 7(c) of the Credit Agreement;

WHEREAS, additional Events of Default described on Schedule I attached hereto may have occurred or may occur in the future (collectively with the Events of Default described in the second “WHEREAS” clause above, the “Known Defaults”);

WHEREAS, the Agent and the Lenders have not expressly or impliedly waived any Known Default, and as a result of the occurrence of the Known Defaults, the Agent and the Lenders are entitled to exercise at any time all of their rights and remedies to commence enforcement and collection actions under the Credit Agreement, the other Loan Documents and applicable law (such rights, remedies and actions, collectively, “Enforcement Actions”), including without limitation, to declare to be immediately due and payable the Facility, all accrued interest thereon and all fees and other obligations owing to the Agent and the Lenders under the Credit Agreement and the other Loan Documents (collectively, the “Obligations”);

WHEREAS, in connection with the foregoing, the Borrower and the other Loan Parties have requested that the Agent and the Lenders agree to implement a forbearance period in respect of the Known Defaults for a limited period during which, among other things, the Loan Parties would be afforded an opportunity to deliver audited financial statements and related deliverables required to be delivered pursuant to Sections 5.1 and 5.2 of the Credit Agreement; and

WHEREAS, the Agent and the Lenders party hereto (each, a “Lender Party”), constituting Required Lenders, are willing to so agree, but only upon the terms and subject to the conditions expressly set forth in this Agreement, and without any advance understanding or agreement by the Lenders to consent to, or grant a waiver to permit, the implementation of any amendment, restructuring proposal or the consummation of any transaction for which such consent or waiver would be required under the Credit Agreement or the other Loan Documents (including without limitation, under this Agreement);

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.         DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Effective Date” shall have the meaning set forth in Section 6 hereof.

“Outside Date” means the earlier of (i) May 30, 2013 and (ii) the delivery of the Borrower’s audited financial statements for fiscal year 2012 to the Borrower by its auditors.

“Forbearance Period” shall mean the period from and including the Effective Date to, but not including, the Forbearance Period Termination Date.

“Forbearance Period Termination Date” shall have the meaning set forth in Section 3 hereof.

SECTION 2.         ACKNOWLEDGMENTS

Each Loan Party acknowledges and agrees that (a) as of the close of business as of April 30, 2013, the Obligations include, without limitation, $132,687,500.00 on account of the outstanding unpaid amount of principal of, and $1,061,500.00 on account of the accrued and unpaid interest on and fees in respect of, the Term Loans, (b) the Borrower is truly and justly indebted to the Lenders for the Obligations, without defense, counterclaim or offset of any kind and (c) each Guarantor is liable for all of its obligations and undertakings under its guarantees and other obligations under the Loan Documents (the “Guaranties”) (subject to the terms of such Guaranties), without defense, counterclaim or offset of any kind.

SECTION 3.         FORBEARANCE; LOANS; NO WAIVER

3.1          Forbearance Period.  Subject to the terms of this Agreement, the Agent and the Lender Parties agree to refrain from taking any Enforcement Action as a result of the occurrence and continuance of the Known Defaults during the period from and including the Effective Date until the earliest to occur of the following (the earliest such date, the “Forbearance Period Termination Date”):  (i) the Outside Date, or (ii) the date on which any of the following shall occur: (A) the occurrence of a Default or an Event of Default that is not a Known Default, (B) an amendment or any restructuring of any of the Loan Documents, (C) any Loan Party shall take any action to challenge (including without limitation, to assert in writing any challenge to) the validity or enforceability of the Credit Agreement, this Agreement or any provision hereof or any other Loan Document, (D) an amendment or any restructuring of any of the ABL Documents that is not reasonably satisfactory to the Required Lenders, (E) the termination of the “Forbearance Period” as defined in the ABL Forbearance Agreement (as defined below) or (F) the commencement of any enforcement and collection actions against any Loan Party by the holders of Indebtedness of such Loan Party.

3.2          No Waiver; Limitation on Forbearance.  Each Loan Party acknowledges and agrees that, notwithstanding the agreement of the Agent and the Lenders to refrain from taking Enforcement Actions during the Forbearance Period in respect of the Known Defaults, (a) such agreement shall not constitute a waiver of the occurrence or the continuance of any Default or Event of Default, including any Known Default, and each Known Default (and any other Default or Event of Default) which occurs or has occurred shall continue to exist unless and until cured or waived by the Required Lenders or the Lenders, as applicable under the Credit Agreement, (b) the Agent and the Lenders have not waived, presently do not intend to waive and may never waive the Known Defaults, and nothing contained in this Agreement or the transactions contemplated hereby shall be deemed to constitute any such waiver, (c) nothing contained in this Agreement shall be construed to limit or affect the right of the Agent and the Lenders to bring or maintain during the Forbearance Period any action to enforce or interpret any term or provision of this Agreement, or to file or record instruments of public record (or take other action) to perfect or further protect the liens and security interests granted by the Loan Parties to the Agent or the Lenders, (d) such agreement shall not constitute a waiver of any other right or remedy of the Agent or the Lenders whether under the Loan Documents or applicable law and (e) any requirement to provide any notice, demand or request for performance under the Guaranties shall be tolled during the Forbearance Period.

3.3          Enforcement Actions After Forbearance Period.  Each Loan Party acknowledges and agrees that on the Forbearance Period Termination Date the agreement of the Lenders and the Agent to refrain from taking any Enforcement Action in respect of the Known Defaults shall automatically cease and be of no further force or effect, and the Agent and the Lenders shall be entitled to immediately take Enforcement Actions under the Credit Agreement, the other Loan Documents and applicable law, all without further notice or demand, in respect of the Known Defaults or any other Event of Default then existing.

SECTION 4.         AGREEMENTS

4.1          Agreements by Borrower.  Subject to Section 4.2, from and after the Effective Date through the Forbearance Period Termination Date, each Loan Party shall comply with its obligations under the Loan Documents, except to the extent (but only to the extent) that failure to so comply during the Forbearance Period shall constitute a Known Default. Without limiting the foregoing, during the Forbearance Period, each Loan Party shall promptly provide such information concerning the Known Defaults as the Agent or the Required Lenders may reasonably request from time to time.

4.2          Default Interest.

(a)  Interest accrued at the default rate set forth in Section 2.9(c) of the Credit Agreement (the “Default Interest Rate”) from October 1, 2012 to March 31, 2013 in an amount of $1,339,065.02 shall be added to the principal amount of the outstanding Term Loans as of April 1, 2013.  Each Lender’s share of the Term Loans shall increase ratably according to its respective Aggregate Exposure Percentage in effect on April 1, 2013.

(b)  No later than 12:00 p.m. (Eastern Time) on each Interest Payment Date, the Borrower shall pay in cash to the Agent for the ratable benefit of the Lenders all accrued interest on the Loans, which interest shall accrue at the Default Interest Rate commencing as of April 1, 2013 (it being understood and agreed that any accrued but unpaid default interest  that has not been added to principal shall be immediately due and payable upon termination of the Forbearance Period).

4.3          Forbearance Fee.  On the Effective Date, the Borrower shall owe a fee to the Lenders that execute this Agreement on or before April 30, 2013, in an amount equal to 0.50% of the principal amount of the outstanding Term Loans as of the Effective Date, which fee shall be added to the principal amount of the outstanding Term Loans as of the Effective Date.  Each Lender that executes this Agreement on or before April 30, 2013 shall have its share of the Term Loans increased ratably according to its respective Aggregate Exposure Percentage (computed based solely upon the Aggregate Exposure of the Lenders which execute this Agreement on or before April 30, 2013) in effect on the Effective Date.

4.4          Lender Call.  Every other week during the Forbearance Period, beginning with the week of April 29, 2013, the Borrower shall host a call with Lenders to provide such information as the Lenders may request, including a discussion of the Budget (as defined below) and updates with respect to the Known Defaults and any material developments since the last update.

4.5          Cash Flow Forecast.  No later than 5:00 P.M. (Eastern Time) on each Tuesday (or if such day is not a Business Day the first Business Day thereafter) of each calendar week beginning on April 29, 2013, deliver to the Agent a consolidated cash flow forecast of the Borrower and its Subsidiaries for the rolling 13-week period commencing on the first day of such calendar week (the “Budget”), which Budget shall, beginning with the week ending May 3, 2013, include a detailed reconciliation of actual cash flow versus forecasted cash flow for the immediately prior week, which reconciliation shall be in form and detail satisfactory to the Required Lenders.

4.6          Excess Cash Flow.  The Borrower agrees to make any payment required by Section 2.6(c) of the Credit Agreement promptly following its determination there is Excess Cash Flow for fiscal year 2012; provided that the Borrower shall undertake to make a determination of any Excess Cash Flow as promptly as practicable and in no event shall any such required payment be made later than five days after the Borrower’s audited financial statements have been delivered for fiscal year 2012.

4.7          ABL Availability.  The Borrower shall have a minimum of $10 million of excess availability under the ABL Credit Agreement for 30 days before and projected for 30 days after paying any Earn-Out Obligations until the time, if any, upon which the Lenders have waived the Known Defaults.

4.8          ABL Forbearance Agreement.  On or prior to the Effective Date, the Borrower shall deliver to the Agent (for distribution to the Lenders) a copy of an agreement, duly executed and delivered by the Borrower and Persons necessary for the effectiveness thereof pursuant to the terms of the ABL Credit Agreement (the “ABL Required Lenders”), which agreement shall (a) provide for the forbearance, for a period comparable to the Forbearance Period, by such holders of the exercise of any rights or remedies under the ABL Credit Agreement or the ABL Documents, including without limitation, the acceleration of the ABL Loans, due to any default or event of default arising out of or relating to any of the Known Defaults and (b) otherwise be in form and substance reasonably satisfactory to the Required Lenders (the “ABL Forbearance Agreement”).

4.9          Failure to Comply.  The Loan Parties agree that any failure to perform timely, and otherwise comply with, the obligations set forth in this Section 4 or elsewhere in this Agreement shall constitute an immediate Event of Default.

SECTION 5.         REPRESENTATIONS AND WARRANTIES

To induce the Agent and the Lenders to enter into this Agreement and refrain from taking Enforcement Actions during the Forbearance Period, each Loan Party hereby (a) represents and warrants to the Agent and each Lender that (i) such Loan Party has the full right, power and authority to make, deliver and perform this Agreement and such Loan Party has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with the terms hereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and (b) confirms that each of the representations and warranties made by such Loan Party in the Loan Documents to which such Loan Party is a party is true and correct in all material respects as of the date hereof (except to the extent that the Known Defaults make any such representation or warranty incorrect or false), except to the extent that any such representation or warranty expressly relates to a specific earlier date, in which case such Loan Party hereby confirms such representation or warranty is true and correct in all material respects as of such earlier date (except to the extent the Known Defaults make any such representation and warranty incorrect or false).

SECTION 6.         CONDITIONS PRECEDENT TO EFFECTIVE DATE

This Agreement shall become effective on the date (the “Effective Date”) on which each of the following conditions precedent shall have been satisfied or waived, as determined by the Agent and the Required Lenders:

(a)           Forbearance Agreement.  The Agent shall have received this Agreement, duly executed and delivered by each Loan Party, the Required Lenders and the Agent by no later than April 30, 2013.

(b)           ABL Forbearance Agreement.  The Agent shall have received the ABL Forbearance Agreement, duly executed and delivered by the Borrower, the ABL Required Lenders and the ABL Agent.

(c)           Payment of Costs, Expenses and Fees.  All invoiced out-of-pocket costs and expenses earned, due and payable to advisors to the Agent, shall have been paid by the Borrower as required by Section 9.5 of the Credit Agreement, and all other fees earned, due and payable in connection with the execution and delivery of this Agreement shall have been paid by the Borrower.

SECTION 7.         MISCELLANEOUS

7.1          Amendments and Waivers.  Neither this Agreement, nor any terms hereof, may be amended, waived, supplemented or otherwise modified except in a writing signed by the Loan Parties, the Agent and the Required Lenders.

7.2          Notices.  All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with the notice provisions set forth in the Loan Documents.

7.3          Costs, Fees and Expenses.  Without limiting the obligations of any Loan Party under the Loan Documents, the Borrower ratifies and reaffirms its reimbursement and indemnification obligations under Section 9.5 of the Credit Agreement, including without limitation, its obligation to pay all out-of-pocket costs and expenses, including without limitation, the fees and disbursements of counsel, incurred by the Agent and each Lender in connection with the administration and enforcement of this Agreement and the transactions contemplated hereby.

7.4          Loan Documents, Guaranties, Etc. Remain in Effect.

(a) Except to the extent expressly set forth in this Agreement, all of the provisions of the Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect in accordance with their respective terms, and each Loan Party shall remain obligated to comply with all of such Loan Party’s obligations contained in each Loan Document to which such Loan Party is a party.  Each Loan Party ratifies and reaffirms the validity, enforceability and binding nature of all such obligations (subject to, and in accordance with, the terms of the Loan Documents applicable to such Loan Party). Without limiting the foregoing, each Loan Party hereby: (i) reaffirms, ratifies, confirms, and acknowledges its obligations under the Loan Documents, and agrees to continue to be bound thereby and perform thereunder; (ii) agrees and acknowledges that the Loan Documents to which it is a party and all of its obligations thereunder are and remain in full force and effect and have not been modified except as set forth herein; (iii) acknowledges that it has reviewed, and hereby consents to, this Agreement, and each Loan Party further acknowledges that its obligations under the Loan Documents to which it is a party are not in any way released, diminished, or impaired by any of the terms or provisions of this Agreement; (iv) acknowledges and agrees that it has no defenses, offsets or counterclaims of any kind or nature whatsoever to its obligations under the Loan Documents and (v) acknowledges and agrees that the Liens granted under the Security Documents in the Collateral are valid, duly perfected Liens, enforceable in accordance with the Security Documents and applicable law.

(b) Each Loan Party acknowledges and agrees that nothing in this Agreement or in the course of any prior or future discussions or negotiations (whether written or oral) between the Agent and the Lenders on the one hand and the Loan Parties on the other shall constitute an amendment or waiver of, or a commitment or agreement to effect any amendment or waiver of, any provision of any Loan Document, it being understood by each Loan Party that any such amendment, waiver or commitment (if any) shall be conditioned on and subject to definitive documentation acceptable to the Required Lenders in their sole discretion as evidenced by the execution and delivery of such documentation by Lenders whose consent to such documentation may be required under Section 9.1 of the Credit Agreement.

7.5          Loan Party Release.  Each Loan Party, in consideration of the Agent’s and each Lender Party’s execution and delivery of this Agreement and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, unconditionally, freely and voluntarily, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which such Loan Party or any predecessor, successor or assign might other have or may have against any Lender, the Agent or any of such Lender’s or Agent’s present or former subsidiaries, Affiliates, officers, directors, employees, attorneys or other representatives or agents on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Effective Date relating to the Loan Documents and/or any transactions contemplated thereby, except for any obligations remaining to be respectively performed by the Lenders or the Agent as expressly set forth in this Agreement, the Credit Agreement and the other Loan Documents.

7.7          No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Agent or the Lenders, any right, remedy, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges of the Agent and the Lenders provided under this Agreement, the Credit Agreement and the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

7.8          Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic transmission), and all of which counterparts taken together shall be deemed to constitute one and the same instrument.

7.9          Further Assurances.  Each Loan Party shall from time to time, upon the reasonable request of the Agent, promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights, remedies, powers and privileges hereunder.

7.10        Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.11        Integration; Successors.  This Agreement and the other Loan Documents constitute the entire agreement of the Loan Parties, the Agent and the Lenders concerning the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements.  There are no promises, undertakings, oral agreements, representations or warranties by the Loan Parties, the Agent or the Lenders relative to the subject matter hereof not expressly set forth herein.  This Agreement shall be deemed to be a Loan Document for all purposes under and in connection with the Credit Agreement and the other Loan Documents and shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.  This Agreement is not intended to confer any rights or benefits on any Person other than the parties hereto and their respective successors and assigns.

7.12        Governing Law.  This Agreement and the rights and obligations of the parties hereto under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

7.13        WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) AND FOR ANY COUNTERCLAIM THEREIN.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

THE BORROWER:	UNITEK GLOBAL SERVICES, INC.

	By:	/s/ Rocco Romanella
	Name:	Rocco Romanella
	Title:	Chief Executive Officer

SUBSIDIARY GUARANTORS:	UNITEK ACQUISITION, INC.
PINNACLE WIRELESS USA, INC.
UNITEK USA, LLC
ADVANCED COMMUNICATIONS USA, INC.
DIRECTSAT USA, LLC
FTS USA, LLC

	By:	/s/ Kenneth Cichocki
	Name:	Kenneth Cichocki
	Title:	Interim Chief Financial Officer

[Signature Page to UniTek Forbearance Agreement]

THE AGENT:	FBR CAPITAL MARKETS LT, INC., as Agent

	By:	/s/ Robert J. Kiernan
	Name:	Robert J. Kiernan
	Title:	Senior Vice President, Controller

[Signature Page to UniTek Forbearance Agreement]

CERBERUS ASRS FUNDING LLC, as Lender

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS AUS LEVERED HOLDINGS LP,
as Lender
By: CAL I GP HOLDINGS LLC, its General
Partner

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS OFFSHORE LEVERED II LP,
as Lender
By: COL II GP Inc.
Its: General Partner

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

CERBERUS ONSHORE LEVERED II LLC,
as Lender

By:	/s/ Dan Wolf
Name:	Dan Wolf
Title:	Vice President

[Signature Page to UniTek Forbearance Agreement]

NEW MOUNTAIN FINANCE HOLDINGS,
L.L.C, as Lender

By:	/s/ Robert Hamwee
Name:	Robert Hamwee
Title:	Managing Director

HALCYON STRUCTURED ASSET
MANAGEMENT CLO I LTD., as Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

HALCYON STRUCTURED ASSET
MANAGEMENT LONG SECURED/SHORT
UNSECURED CLO 2006-1 LTD., as Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

HALCYON STRUCTURED ASSET
MANAGEMENT LONG SECURED/SHORT
UNSECURED 2007-1 LTD, as Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

HALCYON STRUCTURED ASSET
MANAGEMENT LONG SECURED/SHORT
UNSECURED 2007-2 LTD, as Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

BACCHUS (U.S.) 2006-1 LTD., as Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

HALCYON LOAN INVESTORS CLO I LTD.,
as Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

HALCYON LOAN INVESTORS CLO II LTD.,
as Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

HALCYON LOAN ADVISORS FUNDING
2012-1 LTD., as Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

HALCYON LOAN ADVISORS FUNDING
2013-1 LTD., as Lender

By:	/s/ David Martino
Name: David Martino
Title: Controller

SWISS CAPITAL PRO LOAN V PLC, as
Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

SC PRO LOAN II LIMITED, as Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

SWISS CAPITAL PRO LOAN III PLC, as
Lender

By:	/s/ David Martino
Name:	David Martino
Title:	Controller

MAIN STREET CAPITAL CORPORATION,
as Lender

By:	/s/ / Nick Meserve
Name:	Nick Meserve
Title:	Managing Director

T2 INCOME FUND CLO I, LTD., as Lender

By: T2 ADVISERS, LLC, as Collateral
Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

TICC CLO 2012-1 LLC, as Lender

By: TICC CAPITAL CORP., as Collateral
Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

TICC CLO LLC, as Lender

By: TICC CAPITAL CORP., as Collateral
Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

[Signature Page to UniTek Forbearance Agreement]

PENNANTPARK FLOATING RATE FUND I,
LLC, as Lender

By:	/s/ Arthur Penn
Name:	Arthur Penn
Title:	Chief Executive Officer

LANDMARK IX CDO LTD, as Lender

By: LANDMARK FUNDS LLC, as Manager

By:	/s/ James Bragg
Name:	James Bragg
Title:	Designated Signatory

LANDMARK VII CDO LTD, as Lender

By: LANDMARK FUNDS LLC, as Manager

By:	/s/ James Bragg
Name:	James Bragg
Title:	Designated Signatory

LANDMARK VIII CDO LTD, as Lender

By: LANDMARK FUNDS LLC, as Manager

By:	/s/ James Bragg
Name:	James Bragg
Title:	Designated Signatory

MANULIFE ASSET MANAGEMENT (US)
LLC, as agent on behalf of:

JHF II STRATEGIC INCOME OPPORTUNITIES FUND
JOHN HANCOCK STRATEGIC INCOME FUND
JOHN HANCOCK VARIABLE INSURANCE TRUST STRATEGIC INCOME OPPORTUNITIES FUND
MANULIFE ASSET MANAGEMENT STRATEGIC INCOME POOLED FUND
MANULIFE FLOATING RATE INCOME FUND
MANULIFE STRATEGIC INCOME FUND
PUBLIC EMPLOYEES RETIREMENT ASSOCIATION OF NEW MEXICO, as Lenders

By:	/s/ Diane Lander
Name:	Diane Landers
Title:	Chief Administrative Officer

[Signature Page to UniTek Forbearance Agreement]

Schedule I

Known Defaults

Each of the Events of Default and potential Events of Default that are listed on this Schedule I shall be deemed “Known Defaults” only to the extent they have arisen or may arise (i) as a result of the Borrower’s failure to furnish audited financials for the fiscal year ended December 31, 2012 or (ii) from those events described in Borrower’s 8-K filing on April 12, 2013.

1.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.1(a) for the fiscal year ended December 31, 2012.

2.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(b) for the fiscal year ended December 31, 2012.

3.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(c) for the fiscal year commencing January 1, 2013.

4.                                      An Event of Default under Section 7(d) due to the Borrower’s failure to comply with Section 5.2(d) for the fiscal year ended December 31, 2012.

5.                                      An Event of Default under Section 7(e) due to the existence of an Event of Default under the ABL Credit Agreement relating to the Known Defaults.

6.                                      Potential Event(s) of Default under Section 7(a) due to the Borrower’s failure to make an Excess Cash Flow Payment, as required by Section 2.6(c) (Mandatory Prepayments).

7.                                      Event(s) of Default under Section 7(b) due to the Borrower’s breach of Section 3.18 (Accuracy of Information) and Section 7(b) with respect to (i) the financial statements delivered pursuant to Section 5.1(b) for the third quarter of fiscal year 2011, (ii) the financial statements delivered pursuant to Section 5.1(a) for the fiscal year 2011, (iii) the financial statements delivered pursuant to Section 5.1(b) for the first quarter of fiscal year 2012, (iv) the financial statements delivered pursuant to Section 5.1(b) for the second quarter of fiscal year 2012 and (v) the financial statements delivered pursuant to Section 5.1(b) for the third quarter of fiscal year 2012.

8.                                      Event(s) of Default under Section 7(c) due to the Borrower’s failure to promptly give notice to the Agent of any Known Default in accordance with Section 5.7(a) (Notices).